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                                  Exhibit 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Amendment No. 1 to registration statement on Form S-3 of our report dated March 13, 1995 on our audit of the consolidated financial statements and related financial statement schedule of AirTouch Communications, Inc. We also consent to the reference to our firm under the caption "Exports."



                                                  /s/ Coopers & Lybrand L.L.P.

San Francisco, California
November 20, 1995